Form 8K

Las Vegas From Home .com ENTERTAINMENT INC.
P.O. Box 10147
1460 - 701 West Georgia Street
Vancouver, BC, Canada  V7Y 1C6
Tel:	(604) 681-0204
Fax:	(604) 681-9428
Changes in Registrants Certifying Accountant

Listed: TSX Venture Exchange - LVH
	OTC-Bulletin Board - LVFHF
	Berlin Stocl Exchange - LVH


A) Previous Independant Accountants:
On February 4, 2003, Lucky 1 ENTERPRISES INC.
(the"Company")issued a Notice of Change of Auditors pursuant to National Policy Statement No. 31. In the
Notice of Change of Auditors,the Company advised that it has received notice from Grant Thornton LLP, Chartered Accountants of Vancouver, British Columbia
("Grant Thornton") of their resignation as auditors.
A copy of such Notice of Change of Auditors, dated
February 4, 2003, is filed as Exhibit #1 to this Form 8K.

There have been no "reportable events" in connection with the Company'sfinancial statements or in connection with the Change of Auditors.

By means of a letter dated February 4, 2003, addressed to the British Columbia Securities Commission Grant Thorton acknowledged receipt of the Notice of Change of Auditors, and as auditors of the Company and based on their knowledge of this at the present time Grant Thornton admit that they agree with the injunction centered in the Notice of Change ofauditors. A copy of such letter from Grant Thornton, dated February 4, 2003, is filed as Exhibit #2 to this Form 8K.

B) New Independent Accountants:
The Company has engaged SmytheRatcliffe, Chartered
Accountants, of Vancouver, British Columbia
("SmytheRatcliffe") as the Company's auditors comencing withfiscal year ending December 31, 2002.

Bt means of a letter from SmytheRatcliffe dated
February 24, 2003 addressedto the Company SmytheRatcliffe set out the terms of their engagement which was agreed and corrected to by the Company. A copy of such letter from SmytheRatcliffe dated February 24, 2003 is filed as Exhibit #3 to this Form 8K.

Financial Statements and Exhibits:
All Exhibits #1, #2, #3 will be faxed.
#1. Notice of Change of Auditors dated
February 4, 2003.
#2. Letter dated February 4, 2003 from Grant Thorton to the BritishColumbia Securities Commission
#3. Letter dated February 24, 2003 from SmytheRatcliffe to the Company.

Dated at Vancouver, British Columbia this 27th day of February 2003.

Las Vegas From Home .com ENTERTAINMENT INC.

"Bedo H. Kalpakian"
Chairman